YuMe's

# mix + measure

## EXPLORING THE IMPACT OF MULTI-SCREEN MIXOLOGY





nielsen

YuMe



# why?

Determine the household reach of multi-screen devices.

Find the effect on reach when shifting campaign dollars across devices.

Understand the impact of multi-screen devices on brand metrics.

# how?

Collect a database of multi-screen use.

Measure multi-screen reach and brand impact.

mix

# cross-media device ownership + usage

online survey

1,014 respondents

adults 18+

representative of the online universe


Samsung
SMART TV

24 different connected devices



# the findings

avg household has
**4.4 devices**

**smartphones and tablets** are nearly as popular as computers

**87%** of consumers use devices while the **TV is on**

**millennials use more connected devices** than older consumers

# device penetration in the house



100%
75%
50%
25%
0%
Computer (Any)
Laptop Computer
Desktop Computer
TV
Smartphone
Game Console/Handheld
Tablet
Blu Ray Player
Over-the-Top Device
Smart TV

Millennials are key adopters of new devices

# device penetration in the house

## number of devices

**4.4** per household

**2.6** per member

**3.2** per teenager

# tablets are entertaining


USAGE – PERCENTAGE OF TIME
tablet
ENTERTAINMENT
53%
phone
ENTERTAINMENT
34%
online
ENTERTAINMENT
23%



Other usages include news, email, search, social and shopping.

# device usage for web video


82%
OTT
79%
74%
66%
54%
53%
61%
44%

# cross ownership

IF YOU OWN ONE
YOU OWN MANY



Computer
98%
Smartphone
68%

YuMe

# cross ownership

IF YOU OWN ONE
YOU OWN MANY


Computer
98%
67%
Computer & Smartphone

YuMe

# cross ownership

IF YOU OWN ONE
YOU OWN MANY


Computer
98%
Tablet
38%
Smartphone
68%

# cross ownership

IF YOU OWN ONE
YOU OWN MANY



Computer
98%
Smartphone
68%
38%
Computer & Tablet

# cross ownership

IF YOU OWN ONE
YOU OWN MANY



Computer
98%
Smartphone
68%
32%
Smartphone & Tablet

YuMe

# cross ownership

IF YOU OWN ONE
YOU OWN MANY



Computer
98%
Smartphone
68%
Tablet
38%
OTT
13%

YuMe

# device usage mix



primary device
secondary device
62%
34% Smartphone
23% PC
17% Video Game Device
11% Tablet
23%
62% PC
12% Tablet
11% Smartphone
8% Video Game Device
5%
48% PC
44% Smartphone
2% Video Game Device
2% OTT Device



popularity by age
18-34
35-54
55+


television distractions
device usage while the TV was on
Smartphone 80%
Laptop 75%
Tablet 73%
Desktop 45%
what millennials are doing
92% used a connected device with TV
47% accessed content related to TV content

# measure

## the impact of multi-screen exposure on video ad effectiveness

simulated environment, controlled setting


TELEVISION CITY
CBS

combination testing



700 respondents

Adults 18-49

# the findings

3+



biggest incremental gains in brand recall, consideration and recommendation

**keep it fresh**
with multi-screen exposure



# how does the mix impact brand recall





+
OTT
50%
OTT
49%
32%
OTT
29%
23%
21%


how does the mix impact purchase & recommendation
PURCHASE CONSIDERATION
1 device +4%
2 devices +10%
3+ devices +11%
RECOMMENDATION INTENT
1 device +3%
2 devices +6%
3+ devices +8%

# how does the mix impact impression of the brand




ONE DEVICE
Informative
+42%
Trustworthy
+22%
Innovative
+35%
Positive Impression
+36%

# how does the mix impact impression of the brand




THREE+ DEVICES
Informative
+42%
+62%
Trustworthy
+22%
+42%
Innovative
+35%
+50%
Positive Impression
+36%
+49%

YuMe

# how does the mix impact impression of the brand





THREE+ DEVICES
INCREMENTAL LIFT
Informative
+42%
20%
Trustworthy
+22%
20%
Innovative
+35%
15%
Positive Impression
+36%
13%

# neuroscience and advertising

- context dependent memory
- triggers
- forward encoding
- combating ad fatigue




more screens = more triggers
One Screen, One Trigger
Four Screens, Four Triggers

# why has multi-screen reach never been calculated?

- platform fragmentation de-dupe
- technological device differences
- device usage changing rapidly
- survey database + panel + reach modeling


This is the first study
examining true
multi-screen ownership,
collecting statistically
relevant data.

INTRODUCING THE **Reach Calculator**

# check out the Reach Calculator at www.YuMeCalculator.com



YuMe Reach Calculator
yumecalculator.com/calculator.html
YuMe
Reach Calculator
Need help? Have comments?
Total Budget
$ 8,000,000
Budget Shifted to Digital
10%
Demographics
18+
Computer
3%
Mobile
3%
Tablet
2%
CTV
2%
12.6% total reach (vs 10.7% TV only reach)
Computer
0.8 %
Mobile
1.2 %
Tablet
0.8 %
CTV
0.8 %


simulated reach
Let's say you have a $5M budget.
42% increase in reach
MEASURED REACH
6.6%
7.7%
8.2%
8.2%
9.4%
DIGITAL MIX
TV Only
10% Online
4% Online
2% Mobile
2% Tablet
2% OTT
20% Online
8% Online
4% Mobile
4% Tablet
4% OTT
0%
10%
20%
SHIFT IN CAMPAIGN BUDGET PERCENTAGE FROM TV TO DIGITAL

# get your shift together

What the mix does to reach and brand impact



+21% Brand Impact
+23% Brand Impact
+29% Brand Impact
+32% Brand Impact
+49% Brand Impact
+50% Brand Impact
6.6% REACH
7.7% REACH
8.0% REACH
8.2% REACH
7.9% REACH
8.2% REACH
8.1% REACH
8.4% REACH
DIGITAL MIX
0% Digital TV Only
10% Online
5% Online
5% Tablet
5% Online
5% Mobile
4% Online
6% OTT
4% Online
3% Mobile
3% Tablet
4% Online
4% Tablet
2% OTT
3% Online
3% Mobile
2% Tablet
2% OTT
0%
10% SHIFT IN CAMPAIGN BUDGET PERCENTAGE FROM TV TO DIGITAL

# conclusion

- multi-screen use + overlap
- age matters
- incremental reach is possible
- 3+ for maximum brand impact

# thank you



nielsen YuMe